Supplement dated January 9, 2015
to the Statement of Additional Information
for Principal Variable Contracts Funds, Inc.
dated May 1, 2014 as amended and restated November 18, 2014
as supplemented December 12, 2014

(Not all Accounts are offered in all variable annuity and variable life contracts.)

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

LEADERSHIP STRUCTURE AND BOARD OF DIRECTORS

Under Officers of the Fund, delete the rows for Michael Roughton and Clint Woods and substitute:

Name, Address and Year of Birth	Position(s) held with Fund and Length of Time Served	Positions with the Manager and its Affiliate; Principal Occupations during Past 5 Years** (unless noted otherwise)
Clint Woods Des Moines, IA 50392 1961	Counsel (since 2015) Assistant Counsel (2014)	Associate General Counsel, AEGON (2003-2012) Asst General Counsel, Asst Corp Secretary, Governance Officer, PLIC (since 2013)